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                                                                   EXHIBIT 23.2

                        CONSENT OF INDEPENDENT AUDITORS

  We consent to the reference to our firm under the captions "Selected Consolidated Financial Data" and "Experts" and to the use of our report dated July 21, 1998, in the Registration Statement (Form S-1) and related Prospectus of WebMD, Inc. for the registration of shares of its common stock.

                                          /s/ Ernst & Young LLP

Atlanta, Georgia
January 28, 1998